Exhibit 10.1
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER

30PK-3301A/B/C FIREWATER PUMP PROTECTION - DETAILED DESIGN AND PARTIAL PROCUREMENT OF BLAST RESISTANT DOORS

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00090 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 11-Jun-2024

The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, Contractor’s scope is revised as follows:

1.1.Provide detailed engineering design for the design modifications needed to the Firewater Pump enclosure, and submit final report from third party subcontractor.

1.2.Partial Procurement of blast resistant door materials in order that the firewater pump shelter (30PK-3301A/B/C) is rated from blast pressure of 2.00 psi with a duration 63 milliseconds.

1.3.An itemization of the materials included in this partial procurement is provided in Attachment 1 of this Change Order.

1.4.This Change Order does not address the procurement of any other material (other than as provided in Attachment 1), or, installation costs.

2.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………..….....................................................................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00089)...............................	$348,308,642
3. The Contract Price prior to this Change Order was ........................…..................................................	$5,832,308,642
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ...........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of....	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………....................	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..………………………………………………………………………….....................	$0
8. The new Contract Price including this Change Order will be …………………………………….....	$5,832,793,524

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: Yes
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ MV Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Mike VanderMate

Name: Mike VanderMate

Title: SVP, Engineering & Construction

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

30PK-3301A/B/C FIREWATER PUMP PROTECTION – PURCHASE AND INSTALLATION OF RETROFIT STEEL

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00091 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 30-Jul-2024

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), Schedule A-1 (“Scope of Work”) of the Agreement is hereby revised to include:

1)    The procurement of steel material and installation associated with the retrofit of 30PK-3301 A, B, and C Firewater (FW) Pump Shelters.
2) The installation of the blast resistant doors purchased under CO-00090 Firewater Pump Protection-Design and Doors Purchase.

2.    This Change Order, for context, supplements the approvals provided by following earlier-executed Change Orders which expanded Contractor’s Scope of Work to include the detailed engineering design and procurement required to ensure blast resistance of the FW Pump Enclosure, and a blast analysis and retrofit design that ensures blast resistance of the foundation and building:

1) Change Order CO-00089: 30PK-3301A/B/C Firewater Pump Protection - Blast Analysis, Design Calculation Report.
2) Change Order CO-00090: Firewater Pump Protection-Design and Doors Purchase

3.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00090)….……………..	$348,793,524
3. The Contract Price prior to this Change Order was ………………………………………………..	$5,832,793,524
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of .........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of...	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of .....................................................................................................................................	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ................................................................................................................................	$0
8. The new Contract Price including this Change Order will be ……………………………………..	$5,833,671,114

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: Yes

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ MV Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Mike VanderMate

Name: Mike VanderMate

Title: Senior Vice President, Engineering and Construction

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

INTERMEDIATE WORK PLATFORM FOR THE TANK(S) “A” AND “C” FINGER RACK

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00092 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 31-Jul-2024
The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), Schedule A-1 (“Scope of Work”) of the Agreement is hereby revised to include the engineering, procurement and construction of an intermediate work platform for the Tank(s) “A” and “C” finger rack, as is generally illustrated in Attachment 1 of this Change Order. For context, this design revision accommodates the additional incoming boil off gas line and the intermediate platform will be used to eliminate the use of the fall arrest system in the ladder. The serving platform is currently to be accessed at TOS 127'-0" and the intermediate platform is proposed to be at TOS 118'-6".

2.    This Change Order, for context, supplements the approvals provided by the following earlier-executed Change Order(s):

1)    Change Order CO-00054: Tie-In Study, preparation of an EPC Contract Price and Level 2 schedule, and, certain long lead items (Package #1);
2)    Change Order CO-00080: Long lead items (Package #2);
3)    Change Order CO-00081: Bridging Engineering (through 29-Mar-2024);
4)    Change Order CO-00084: Long lead items (Package #3); and
5)    Change Order CO-00086: Tanks “A” And “C” Engineering, Procurement and Construction.

3.    Owing to the timing of the subject design revision, Parties agree that the subject scope will be completed as a Phase 2 item.

4.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………......	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00091)……….……......	$349,671,114
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,833,671,114
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………………....	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………..............	$0
8. The new Contract Price including this Change Order will be ……………………….......................	$5,833,945,970

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: Yes
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ MV Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Mike VanderMate

Name: Mike VandereMate

Title: Senior Vice President, Engineering and Construction

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President